UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2016

Date of reporting period :	May 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAPAX

Putnam Asia Pacific Equity Fund

Annual report 4 | 30 | 16

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Asia Pacific
Equity Fund

Annual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Financial statements	19

Federal tax information	46

About the Trustees	47

Officers	49

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Investments in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

About the fund

Targeting stocks of growing companies in dynamic markets

Opportunities for growth in Asia-Pacific equity markets are substantial. Economic transformations occurring across the region are propelling a number of countries onto a global stage, while the region's developed markets, Australia and New Zealand, are building unique connections to this accelerating growth. Putnam Asia Pacific Equity Fund seeks to harness this growth potential among select Asian and Pacific Basin companies, which are among the fastest growing in the world today.

To capitalize on these opportunities, the fund's manager seeks a mix of high-growth companies from emerging markets and more established companies from developed nations. This flexible approach allows the fund to invest in companies of all sizes from a range of industries, from established and familiar brands to up-and-coming companies in rapidly growing emerging economies.

Because many Asia-Pacific companies are not covered by Wall Street analysts, having access to timely, accurate information is crucial. Putnam has been investing in international securities for more than 30 years, and has been managing emerging-market portfolios for more than 10 years. The fund's manager is supported by a team of research analysts and specialists in Putnam's global asset allocation, emerging-market debt, and currency investment areas.

Compelling growth potential

The fund can invest in developed and emerging markets across Asia and the Pacific Basin region.

China
India
Hong Kong
Thailand
Singapore
Malaysia
South Korea
Taiwan
Philippines
Indonesia
Australia
New Zealand

2 Asia Pacific Equity Fund

Strong historical results

The MSCI All Country Asia ex Japan Index (ND), a measure of stock market performance in Asia and the Pacific Basin, excluding Japan, has outperformed U.S. stocks in 5 of the past 10 years, in some cases by sizable margins.

2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
-60
-32
-4
24
52
80

Performance of the fund will differ from the performance of the MSCI All Country Asia ex Japan Index (ND) and the S&P 500 Index.

Asia Pacific Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Asia Pacific Equity Fund

Interview with your fund’s portfolio manager

Equities in the Asia - Pacific region continued to face significant headwinds during the 12 - month reporting period ended April 30, 2016. What pressures held back their performance?

There were two major factors that contributed to the poor performance of equities in the Asia-Pacific region. First, I’d point to the U.S. Federal Reserve and what I’d call “the beginning of the end” of easy U.S. monetary policy. As had long been anticipated, the Fed raised its target interest rate in December 2015 and signaled its intention to make further rate hikes in 2016. Rising U.S. rates had the dual potential to constrain U.S. dollar borrowing within the Asia-Pacific region while also hastening the ongoing outflow of capital from the region. Neither prospect was good news for investors.

The second and perhaps more relevant headwind buffeting the region was China, which, as the second-largest economy in the world, is the center of gravity in the Asia-Pacific region. Legitimate questions surround the growth trajectory of the Chinese economy and the serious missteps taken by the government last August to manage economic growth by devaluing China’s currency, the yuan.

Stocks across the region put up disappointing returns as a result of these major factors, with all of the countries represented in the MSCI All Country Asia ex Japan Index, a broad

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Asia Pacific Equity Fund	5

measure of regional stock performance, posting negative returns.

How did the fund perform during this disappointing reporting period?

The fund returned –18.79%, which was a disappointing result despite being nearly level with the –18.54% return of its benchmark, the MSCI All Country Asia ex Japan Index. Broadly speaking, the fund’s stock selection and sector allocations both added value versus the benchmark during the period. Where the fund lost relative value was mainly in its country allocations. The fund continued to maintain a significant overweight in its exposure to Chinese stocks, which detracted from relative performance, as Chinese stocks were the poorest performers in the index over the 12-month reporting period. An overweight allocation to stocks in Thailand also detracted from relative performance, as did underweight allocations to stocks in Indonesia and Malaysia. Overweight allocations to South Korea and India helped soften the overall underperformance of the fund’s country allocation decisions.

Despite losses associated with an overweight allocation to certain sectors of Chinese stocks, solid security selection within the country more than offset the allocation drag. Strong stock selection in South Korea also was a positive for the fund’s performance versus the benchmark. Conversely, less-than-favorable security selection in India, Indonesia, and Singapore detracted from relative results.

Viewed from a sector perspective, the fund’s results from financials, consumer staples, and consumer discretionary added the most value, while results from the industrials, utilities, and information technology sectors detracted the most from relative performance.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

6	Asia Pacific Equity Fund

Investors’ perceptions about the relative strength of the Chinese economy have had significant effects on the world’s equity markets. What’s your current view?

One of the problems with investors’ reactions to developments in China is the lack of frequent and reliable data coming from that country. From the data points that are now available, we know that the Chinese economy is adding leverage and that, in our view, as a result of adding that leverage, the economy there is probably growing faster than it should. At the same time, we also know that the Chinese economy has been decelerating from its torrid growth trajectory of only a decade ago. This slowing of the Chinese economy has come as policymakers there have been trying to shift the economy from one based on exports and building fixed assets to one that is led more by domestic consumption.

As we’ve noted in the past, the transition in China has not been unfolding smoothly, and we believe that it is fair to expect that the road ahead for China will continue to be a bumpy one. The impact of a slowing Chinese economy has been felt by many of its neighboring countries, which sell components and finished goods to their larger trading partner, and this impact will likely continue to detract from regional equity performance for some time.

Which holdings were the most notable detractors from performance versus the index during the reporting period?

There is a common theme to many of the stocks that top the list of detractors: All were Chinese industrial companies, all were

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 4/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Asia Pacific Equity Fund	7

out-of-index stock picks, and all were affected by the slowing of the Chinese economy.

The biggest detractor during the period was EVA Precision Industrial Holdings, which is a global supplier of office equipment. EVA’s stock price suffered when many of its manufacturing customers delayed product rollouts, thus disrupting the supply chain. Wasion Group Holdings, a maker of advanced energy metering systems, also performed poorly during the reporting period. Its earnings and stock price suffered from tighter credit conditions and weakening purchase orders from its customer base. Boer Power Holdings, which designs, manufactures, and sells electrical distribution systems to the Chinese market, saw its stock price drop when earnings disappointed due to a poorly flagged change in the company’s business model. We liquidated our position in Wasion, but continued to hold our positions in EVA and Boer before period-end. China Singyes Solar Technologies, which makes solar systems and stone curtain walls, was another notable detractor. Its weak performance was based in part, in our view, on the Chinese economy’s transition away from fixed-asset investment. We sold our position in the company before period end.

Where did the fund find better results during the reporting period?

The top contributor was LG Household & Health Care, a South Korean consumer goods company with interests in cosmetics, household products, and beverages. The company continues to see good success in selling its cosmetic products to Chinese consumers, who are increasingly interested in goods and services that provide new experiences. We continued to hold this position at period end.

Fabrinet, a Thai manufacturer of high-precision optical products to a variety of industrial users, including telecommunications operators,

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes and rounding. Holdings and allocations may vary over time.

8	Asia Pacific Equity Fund

also was a strong contributor. The company’s earnings growth and share price were bolstered by the world’s still-burgeoning demand for high-capacity data communications. The stock did very well, and we took profits when we liquidated the position during the period.

Ctrip.com International, a Chinese company, is a leading online provider of travel services. The travel industry in China is consolidating, and as the country’s biggest company in that space, Ctrip has been the big winner. I believe Ctrip also benefited from the “experience” theme I mentioned earlier, in which the Chinese consumer is eager to try out new things. Also getting a nudge from the experience theme was NCsoft, a South Korean maker of Asian-themed online games, which is a leisure activity that has become very popular within the region. We continued to hold our positions in Ctrip and NCsoft at period end.

What is your outlook for Asia-Pacific stocks for the remainder of 2016?

As I’ve said before, China is the center of gravity for the Asia-Pacific region. But we have seen that without structural reform in the world’s second-largest economy, the balance of risks in China continues to rise. In my view, China is different from other emerging market economies in terms of its current challenging times. Almost without exception, all other emerging markets went into crisis when foreign investors pulled money out of the local economy because they thought the country was borrowing too much and growing too fast. That is not the case in China, which is a country with a high savings rate and a relatively closed capital account. In my view, what this means is that China can continue to pile on leverage longer than the markets might think is wise — without fear of an exodus of foreign investment.

What worries me is the pace at which China has been adding leverage. We’ve now gone through five years in which the Chinese government has been adding stimulus in an effort to break the economy’s downward spiral, only to see the economy start to fade again when the stimulus is withdrawn. As a result, I expect to see more volatility in Asia-Pacific equities because of China’s ongoing slowdown.

I am also continuing to watch the Fed and how it proceeds with its plans to normalize short-term interest rates in the United States. We believe that the pace at which they raise rates will have direct and dampening impact on the performance of equities in the Asia-Pacific region.

While I’m not sure we’ll see the same kind of big equity negative moves we saw toward the end of last year and earlier this year, my overall view is that the global macroeconomic backdrop is not favorable for significant outperformance by Asia-Pacific equities in the near future. What I would say, however, is that I believe we may be in the later innings of the current period of underperformance of this asset class. When global growth begins to reaccelerate — which we hope is not too far off in the future — we believe the asset class would likely be a beneficiary of that growth. As always, we maintain the view that it is important to have a balanced investment approach that blends top-down macroeconomic observations and sector-level expectations with stock-specific, bottom-up analysis.

Thank you, Daniel, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Asia Pacific Equity Fund	9

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from the Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. He joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

10 Asia Pacific Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam. com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	19.99%	13.09%	13.94%	13.94%	13.90%	13.90%	15.94%	11.88%	17.96%	21.98%
Annual average	2.68	1.80	1.91	1.91	1.91	1.91	2.17	1.64	2.43	2.93

5 years	–15.82	–20.66	–18.87	–20.26	–18.92	–18.92	–17.89	–20.77	–16.87	–14.83
Annual average	–3.39	–4.52	–4.10	–4.43	–4.11	–4.11	–3.87	–4.55	–3.63	–3.16

3 years	–7.99	–13.28	–10.08	–12.78	–10.02	–10.02	–9.29	–12.47	–8.64	–7.28
Annual average	–2.74	–4.64	–3.48	–4.45	–3.46	–3.46	–3.20	–4.34	–2.97	–2.49

1 year	–18.79	–23.46	–19.48	–23.51	–19.46	–20.27	–19.21	–22.04	–19.02	–18.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Asia Pacific Equity Fund	11

Comparative index returns For periods ended 4/30/16

	MSCI All Country Asia ex	Lipper Pacific Ex Japan
	Japan Index (ND)	Funds category average*

Life of fund	48.05%	56.81%
Annual average	5.87	6.47

5 years	–4.61	–0.22
Annual average	–0.94	–0.26

3 years	–2.28	–2.60
Annual average	–0.77	–0.98

1 year	–18.54	–13.75

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 4/30/16, there were 74, 57, 51, and 28 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,394 and $11,390, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,188. A $10,000 investment in the fund’s class R and Y shares would have been valued at $11,796 and $12,198, respectively.

12 Asia Pacific Equity Fund

Fund price and distribution information For the 12-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		—	1

Income	$0.067		—	—	$0.022		—	$0.093

Capital gains	—		—	—	—		—	—

Total	$0.067		—	—	$0.022		—	$0.093

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/15	$11.47	$12.17	$11.19	$11.15	$11.34	$11.75	$11.41	$11.48

4/30/16	9.25	9.81	9.01	8.98	9.14	9.47	9.24	9.25

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)		(6/12/09)	(6/12/09)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	20.38%	13.46%	14.45%	14.45%	14.41%	14.41%	16.45%	12.37%	18.47%	22.51%
Annual average	2.76	1.87	2.00	2.00	2.00	2.00	2.26	1.73	2.52	3.03

5 years	–12.24	–17.29	–15.43	–16.88	–15.47	–15.47	–14.36	–17.36	–13.30	–11.12
Annual average	–2.58	–3.72	–3.30	–3.63	–3.31	–3.31	–3.05	–3.74	–2.81	–2.33

3 years	–5.46	–10.90	–7.46	–10.24	–7.49	–7.49	–6.77	–10.04	–6.02	–4.63
Annual average	–1.85	–3.77	–2.55	–3.54	–2.56	–2.56	–2.31	–3.46	–2.05	–1.57

1 year	–13.55	–18.52	–14.14	–18.43	–14.18	–15.04	–13.93	–16.94	–13.67	–13.31

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Asia Pacific Equity Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/15*	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Total annual operating expenses
for the fiscal year ended 4/30/15	3.34%	4.09%	4.09%	3.84%	3.59%	3.09%

Annualized expense ratio for
the six-month period ended
4/30/16†‡	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.02%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.05% from annualizing the performance fee adjustment for the six months ended 4/30/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.53	$11.17	$11.17	$9.96	$8.75	$6.31

Ending value (after expenses)	$967.30	$962.60	$962.50	$964.30	$965.50	$966.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Asia Pacific Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.72	$11.46	$11.46	$10.22	$8.97	$6.47

Ending value (after expenses)	$1,017.21	$1,013.48	$1,013.48	$1,014.72	$1,015.96	$1,018.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Asia Pacific Equity Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI All Country Asia ex Japan Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Asia Pacific Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Asia Pacific Equity Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Asia Pacific Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Asia Pacific Equity Fund 19

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust

We have audited the accompanying statement of assets and liabilities of Putnam Asia Pacific Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Asia Pacific Equity Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 9, 2016

20 Asia Pacific Equity Fund

The fund’s portfolio 4/30/16

COMMON STOCKS (91.8%)*	Shares	Value

Aerospace and defense (0.9%)
Bharat Electronics, Ltd. (India)	3,919	$69,569

69,569
Air freight and logistics (1.2%)
Kerry Logistics Network, Ltd. (Hong Kong)	64,500	90,848

90,848
Auto components (1.0%)
S&T Motiv Co., Ltd. (South Korea)	1,335	77,841

77,841
Automobiles (1.1%)
Tata Motors, Ltd. (India) †	13,458	82,560

82,560
Banks (3.2%)
Bank of China, Ltd. (China)	374,000	151,323

E.Sun Financial Holding Co., Ltd. (Taiwan)	167,000	92,359

243,682
Capital markets (—%)
BGP Holdings PLC (Malta) F	132,965	152

152
Chemicals (0.9%)
Lotte Chemical Corp. (South Korea)	279	71,340

71,340
Construction and engineering (5.0%)
China Communications Construction Co., Ltd. (China)	71,000	84,428

China State Construction International Holdings, Ltd. (China)	56,000	86,685

Concord New Energy Group, Ltd. (China)	1,390,000	74,743

IRB Infrastructure Developers, Ltd. (India)	19,448	62,377

Surya Semesta Internusa Tbk PT (Indonesia)	1,284,200	66,997

375,230
Construction materials (1.4%)
Siam Cement PCL (The) (Thailand)	7,500	105,080

105,080
Consumer finance (0.9%)
Shriram Transport Finance Co., Ltd. (India)	4,851	68,788

68,788
Diversified telecommunication services (1.2%)
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	334,500	89,829

89,829
Electric utilities (3.7%)
Korea Electric Power Corp. (South Korea)	1,569	84,935

Power Grid Corp. of India, Ltd. (India)	44,224	95,433

Tenaga Nasional Bhd (Malaysia)	27,700	101,691

282,059
Electrical equipment (0.3%)
Boer Power Holdings, Ltd. (China)	34,000	19,044

19,044
Electronic equipment, instruments, and components (0.7%)
Hollysys Automation Technologies, Ltd. (China)	2,752	52,756

52,756
Food and staples retail (0.5%)
Puregold Price Club, Inc. (Philippines)	47,700	40,860

40,860
Food products (1.5%)
Kwality, Ltd. (India) †	28,841	52,714

WH Group, Ltd. 144A (Hong Kong) †	74,500	60,066

		112,780

Asia Pacific Equity Fund 21

COMMON STOCKS (91.8%)* cont.	Shares	Value

Household durables (5.5%)
Basso Industry Corp. (Taiwan)	61,000	$136,456

Coway Co., Ltd. (South Korea)	1,214	104,913

Skyworth Digital Holdings, Ltd. (China)	134,621	87,655

Techtronic Industries Co., Ltd. (Hong Kong)	23,500	87,868

416,892
Industrial conglomerates (1.8%)
CK Hutchison Holdings, Ltd. (Hong Kong)	7,500	89,691

NWS Holdings, Ltd. (Hong Kong)	31,000	47,125

136,816
Insurance (7.3%)
AIA Group, Ltd. (Hong Kong)	57,600	344,609

Dongbu Insurance Co., Ltd. (South Korea)	1,567	96,273

Hyundai Marine & Fire Insurance Co., Ltd. (South Korea)	3,895	108,369

549,251
Internet and catalog retail (1.3%)
Ctrip.com International, Ltd. ADR (China) †	2,027	88,397

FabFurnish GmbH (acquired 8/2/13, cost $1) (Private) (Brazil) † ΔΔ F	1	1

Global Fashion Holding SA (acquired 8/2/13, cost $21,942) (Private)
(Brazil) † ΔΔ F	518	8,838

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Brazil) † ΔΔ F	1	1

New Middle East Other Assets GmbH (acquired 8/2/13, cost $1)
(Private) (Brazil) † ΔΔ F	1	1

97,238
Internet software and services (11.3%)
Alibaba Group Holding, Ltd. ADR (China) †	4,104	315,762

Baidu, Inc. ADR (China) †	329	63,925

PChome Online, Inc. (Taiwan)	5,000	53,046

Tencent Holdings, Ltd. (China)	20,800	422,080

854,813
IT Services (1.6%)
HCL Technologies, Ltd. (India)	5,968	67,373

Mphasis, Ltd. (India)	7,206	53,197

Leisure products (1.0%)		120,570
Samchuly Bicycle Co., Ltd. (South Korea)	3,936	76,495

76,495
Machinery (0.7%)
EVA Precision Industrial Holdings, Ltd. (China)	360,000	51,052

Media (2.6%)		51,052
CJ E&M Corp. (South Korea)	1,370	80,560

Innocean Worldwide, Inc. (South Korea)	958	69,297

Zee Entertainment Enterprises, Ltd. (India)	7,218	45,021

194,878
Multiline retail (1.6%)
Hyundai Department Store Co., Ltd. (South Korea)	518	66,906

Matahari Department Store Tbk PT (Indonesia)	35,400	50,886

117,792
Paper and forest products (0.9%)
Nine Dragons Paper Holdings, Ltd. (China)	96,000	68,590

		68,590

22 Asia Pacific Equity Fund

COMMON STOCKS (91.8%)* cont.	Shares	Value

Personal products (5.2%)
Amorepacific Group (South Korea)	900	$132,212

Grape King Bio, Ltd. (Taiwan)	14,000	84,173

LG Household & Health Care, Ltd. (South Korea)	199	175,322

391,707
Pharmaceuticals (3.4%)
Aurobindo Pharma, Ltd. (India)	14,315	163,187

Cadila Healthcare, Ltd. (India)	10,370	51,058

Hua Han Health Industry Holdings, Ltd. (China)	390,000	40,573

254,818
Real estate investment trusts (REITs) (1.0%)
First Real Estate Investment Trust (Singapore) R	78,400	72,845

72,845
Real estate management and development (5.0%)
Cheung Kong Property Holdings, Ltd. (Hong Kong)	17,000	116,113

China Resources Land, Ltd. (China)	36,000	88,351

Kawasan Industri Jababeka Tbk PT (Indonesia)	4,080,186	80,896

Megaworld Corp. (Philippines)	1,104,000	88,430

373,790
Road and rail (0.8%)
ComfortDelgro Corp., Ltd. (Singapore)	29,700	63,699

63,699
Semiconductors and semiconductor equipment (2.8%)
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	46,000	210,772

210,772
Software (0.7%)
NCsoft Corp. (South Korea)	269	53,946

53,946
Technology hardware, storage, and peripherals (6.4%)
Casetek Holdings, Ltd. (Taiwan)	21,000	94,049

Samsung Electronics Co., Ltd. (South Korea)	357	388,200

482,249
Textiles, apparel, and luxury goods (1.5%)
Taiwan Paiho, Ltd. (Taiwan)	21,000	62,977

Welspun India, Ltd. (India)	34,350	51,606

114,583
Water utilities (1.5%)
China Water Affairs Group, Ltd. (China)	222,000	109,450

109,450
Wireless telecommunication services (4.4%)
China Mobile, Ltd. (China)	29,000	329,856

		329,856

Total common stocks (cost $6,568,395)		$6,924,520

WARRANTS (4.4%)* †	Expiration	Strike
	date	price	Warrants	Value

Gree Electric Appliances, Inc. of Zhuhai
144A (China)	6/24/16	$0.00	29,000	$99,424

Midea Group Co., Ltd. 144A (China)	4/29/17	0.00	11,200	55,532

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	0.00	23,300	102,046

Zhengzhou Yutong Bus Co., Ltd. 144A (China)	6/30/16	0.00	24,700	78,124

Total warrants (cost $344,051)				$335,126

Asia Pacific Equity Fund 23

SHORT-TERM INVESTMENTS (3.7%)*	Shares	Value

Putnam Short Term Investment Fund 0.44% L	279,305	$279,305

Total short-term investments (cost $279,305)		$279,305

TOTAL INVESTMENTS

Total investments (cost $7,191,751)		$7,538,951

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $7,542,492.

† This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $8,841, or 0.1% of net assets.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $36,996 to cover certain derivative contracts and the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	32.8%	Singapore	1.8%

South Korea	21.0	Philippines	1.7

India	11.5	Thailand	1.4

Hong Kong	11.1	Malaysia	1.4

Taiwan	9.7	Other	0.1

Indonesia	3.8	Total	100.0%

United States	3.7

24 Asia Pacific Equity Fund

FORWARD CURRENCY CONTRACTS at 4/30/16 (aggregate face value $1,913,586)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International
	Chinese Yuan
	(Offshore)	Buy	5/18/16	$894,341	$894,919	$(578)

	Chinese Yuan
	(Offshore)	Sell	5/18/16	894,341	862,113	(32,228)

JPMorgan Chase Bank N.A.
	South Korean Won	Buy	5/18/16	81,188	80,370	818

	South Korean Won	Sell	5/18/16	81,188	76,184	(5,004)

Total						$(36,992)

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/16
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International
baskets	5,455	$—	12/15/20	(1 month USD-	A basket	$593
				LIBOR-BBA plus	(GSEHPKPA) of
				1.00%)	common stocks

shares	16,600	—	12/15/20	(1 month USD-	Engro Corp., Ltd.	358
				LIBOR-BBA plus
				1.00%)

Total		$—				$951

Asia Pacific Equity Fund 25

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$88,397	$1,081,041	$8,841

Consumer staples	—	545,347	—

Financials	—	1,308,356	152

Health care	—	254,818	—

Industrials	—	806,258	—

Information technology	432,443	1,342,663	—

Materials	—	245,010	—

Telecommunication services	—	419,685	—

Utilities	—	391,509	—

Total common stocks	520,840	6,394,687	8,993
Warrants	—	335,126	—

Short-term investments	279,305	—	—

Totals by level	$800,145	$6,729,813	$8,993

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(36,992)	$—

Total return swap contracts	—	951	—

Totals by level	$—	$(36,041)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

26 Asia Pacific Equity Fund

Statement of assets and liabilities 4/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $6,912,446)	$7,259,646
Affiliated issuers (identified cost $279,305) (Notes 1 and 5)	279,305

Foreign currency (cost $104,790) (Note 1)	104,765

Dividends, interest and other receivables	3,731

Receivable for shares of the fund sold	1,772

Receivable for investments sold	135,975

Receivable from Manager (Note 2)	36,427

Unrealized appreciation on forward currency contracts (Note 1)	818

Unrealized appreciation on OTC swap contracts (Note 1)	951

Prepaid assets	3,647

Total assets	7,827,037

LIABILITIES

Payable for investments purchased	177,124

Payable for shares of the fund repurchased	1,184

Payable for custodian fees (Note 2)	15,390

Payable for investor servicing fees (Note 2)	577

Payable for Trustee compensation and expenses (Note 2)	1,087

Payable for administrative services (Note 2)	28

Payable for distribution fees (Note 2)	1,777

Payable for auditing and tax fees	37,374

Unrealized depreciation on forward currency contracts (Note 1)	37,810

Other accrued expenses	12,194

Total liabilities	284,545

Net assets	$7,542,492

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,733,785

Undistributed net investment income (Note 1)	5,219

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(1,507,611)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	311,099

Total — Representing net assets applicable to capital shares outstanding	$7,542,492

(Continued on next page)

Asia Pacific Equity Fund 27

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($6,056,027 divided by 655,024 shares)	$9.25

Offering price per class A share (100/94.25 of $9.25)*	$9.81

Net asset value and offering price per class B share ($194,407 divided by 21,577 shares)**	$9.01

Net asset value and offering price per class C share ($391,815 divided by 43,629 shares)**	$8.98

Net asset value and redemption price per class M share ($54,678 divided by 5,985 shares)	$9.14

Offering price per class M share (100/96.50 of $9.14)*	$9.47

Net asset value, offering price and redemption price per class R share
($8,300 divided by 899 shares)#	$9.24

Net asset value, offering price and redemption price per class Y share
($837,265 divided by 90,490 shares)	$9.25

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

# Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

28 Asia Pacific Equity Fund

Statement of operations Year ended 4/30/16

INVESTMENT INCOME

Dividends (net of foreign tax of $17,463)	$193,544

Interest (including interest income of $607 from investments in affiliated issuers) (Note 5)	607

Total investment income	194,151

EXPENSES

Compensation of Manager (Note 2)	72,926

Investor servicing fees (Note 2)	16,602

Custodian fees (Note 2)	28,761

Trustee compensation and expenses (Note 2)	542

Distribution fees (Note 2)	23,954

Administrative services (Note 2)	230

Reports to shareholders	18,991

Auditing and tax fees	54,639

Blue sky expense	73,747

Other	2,020

Fees waived and reimbursed by Manager (Note 2)	(162,372)

Total expenses	130,040

Expense reduction (Note 2)	(2,662)

Net expenses	127,378

Net investment income	66,773

Net realized loss on investments (net of foreign tax of $2,918) (Notes 1 and 3)	(1,172,218)

Net realized loss on swap contracts (Note 1)	(23,187)

Net realized gain on foreign currency transactions (Note 1)	2,488

Net realized gain on written options (Notes 1 and 3)	51,414

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(39,331)

Net unrealized depreciation of investments, swap contracts and written options during the year	(805,646)

Net loss on investments	(1,986,480)

Net decrease in net assets resulting from operations	$(1,919,707)

The accompanying notes are an integral part of these financial statements.

Asia Pacific Equity Fund 29

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 4/30/16	Year ended 4/30/15

Operations:
Net investment income	$66,773	$28,166

Net realized gain (loss) on investments
and foreign currency transactions	(1,141,503)	806,462

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(844,977)	235,248

Net increase (decrease) in net assets resulting
from operations	(1,919,707)	1,069,876

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(45,730)	(19,922)

Class M	(122)	—

Class R	—	(21)

Class Y	(8,457)	(5,189)

Increase (decrease) from capital share transactions (Note 4)	(428,367)	3,026

Total increase (decrease) in net assets	(2,402,383)	1,047,770

NET ASSETS

Beginning of year	9,944,875	8,897,105

End of year (including undistributed net investment income
of $5,219 and $35,696, respectively)	$7,542,492	$9,944,875

The accompanying notes are an integral part of these financial statements.

30 Asia Pacific Equity Fund

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Asia Pacific Equity Fund 31

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	From	Total	Redemption	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	return of capital	distributions	fees	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
April 30, 2016	$11.47	.08	(2.23)	(2.15)	(.07)	—	—	(.07)	—	$9.25	(18.79)	$6,056	1.53g	.83 [g]	135
April 30, 2015	10.22	.04	1.24	1.28	(.03)	—	—	(.03)	—	11.47	12.54	7,871	1.53	.34	135
April 30, 2014	10.18	.06	.01	.07	(.03)	—	—	(.03)	—	10.22	.67	7,056	1.55	.59	108
April 30, 2013	9.36	.04	.80	.84	(.02)	—	—	(.02)	— [e]	10.18	8.96	7,539	1.60	.44	117
April 30, 2012	13.00	.04	(2.34)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	9.36	(16.04)	6,556	1.63	.43	130

Class B
April 30, 2016	$11.19	.01	(2.19)	(2.18)	—	—	—	—	—	$9.01	(19.48)	$194	2.28g	.09 [g]	135
April 30, 2015	10.02	(.04)	1.21	1.17	—	—	—	—	—	11.19	11.68	272	2.28	(.40)	135
April 30, 2014	10.02	(.02)	.02	— [e]	—	—	—	—	—	10.02	— [f]	237	2.30	(.19)	108
April 30, 2013	9.27	(.02)	.77	.75	—	—	—	—	— [e]	10.02	8.09	227	2.35	(.25)	117
April 30, 2012	12.91	(.04)	(2.29)	(2.33)	—	(1.29)	(.02)	(1.31)	— [e]	9.27	(16.53)	204	2.38	(.35)	130

Class C
April 30, 2016	$11.15	.01	(2.18)	(2.17)	—	—	—	—	—	$8.98	(19.46)	$392	2.28g	.11 [g]	135
April 30, 2015	9.98	(.05)	1.22	1.17	—	—	—	—	—	11.15	11.72	516	2.28	(.47)	135
April 30, 2014	9.98	(.01)	.01	— [e]	—	—	—	—	—	9.98	— [f]	395	2.30	(.08)	108
April 30, 2013	9.24	(.04)	.78	.74	—	—	—	—	—e	9.98	8.01	468	2.35	(.45)	117
April 30, 2012	12.88	(.05)	(2.28)	(2.33)	—	(1.29)	(.02)	(1.31)	—e	9.24	(16.57)	294	2.38	(.45)	130

Class M
April 30, 2016	$11.34	.02	(2.20)	(2.18)	(.02)	—	—	(.02)	—	$9.14	(19.21)	$55	2.03g	.24 [g]	135
April 30, 2015	10.13	(.02)	1.23	1.21	—	—	—	—	—	11.34	11.94	58	2.03	(.20)	135
April 30, 2014	10.10	.01	.02	.03	—	—	—	—	—	10.13	.30	44	2.05	.06	108
April 30, 2013	9.33	(.01)	.78	.77	—	—	—	—	— [e]	10.10	8.25	42	2.10	(.12)	117
April 30, 2012	12.96	(.01)	(2.31)	(2.32)	—	(1.29)	(.02)	(1.31)	— [e]	9.33	(16.38)	34	2.13	(.08)	130

Class R
April 30, 2016	$11.41	.23h	(2.40)	(2.17)	—	—	—	—	—	$9.24	(19.02)	$8	1.78g	2.25 [g,h]	135
April 30, 2015	10.17	.01	1.23	1.24	— [e]	—	—	— [e]	—	11.41	12.21	141	1.78	.09	135
April 30, 2014	10.13	.02	.03	.05	(.01)	—	—	(.01)	—	10.17	.54	120	1.80	.17	108
April 30, 2013	9.33	.02	.78	.80	—	—	—	—	— [e]	10.13	8.57	81	1.85	.20	117
April 30, 2012	12.97	.01	(2.31)	(2.30)	(.02)	(1.29)	(.03)	(1.34)	— [e]	9.33	(16.19)	71	1.88	.10	130

Class Y
April 30, 2016	$11.48	.11	(2.25)	(2.14)	(.09)	—	—	(.09)	—	$9.25	(18.64)	$837	1.28g	1.12 [g]	135
April 30, 2015	10.23	.07	1.24	1.31	(.06)	—	—	(.06)	—	11.48	12.82	1,087	1.28	.62	135
April 30, 2014	10.18	.09	.01	.10	(.05)	—	—	(.05)	—	10.23	1.01	1,044	1.30	.85	108
April 30, 2013	9.37	.06	.79	.85	(.04)	—	—	(.04)	— [e]	10.18	9.09	692	1.35	.64	117
April 30, 2012	13.02	.07	(2.34)	(2.27)	(.04)	(1.29)	(.05)	(1.38)	— [e]	9.37	(15.80)	602	1.38	.66	130

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

32 Asia Pacific Equity Fund	Asia Pacific Equity Fund 33

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. For the period ended April 30, 2012, the amount also includes the waiver, by Putnam Management, of certain proxy-related costs. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

April 30, 2016	1.96%

April 30, 2015	1.79

April 30, 2014	1.03

April 30, 2013	0.99

April 30, 2012	1.16

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Amount represents less than 0.01%.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

h The net investment income ratio and per share amount shown for the period ending April 30, 2016 may not correspond with the expected class specific differences for the period due to the timing of redemptions from the class.

The accompanying notes are an integral part of these financial statements.

34 Asia Pacific Equity Fund

Notes to financial statements 4/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2015 through April 30, 2016.

Putnam Asia Pacific Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of Asian or Pacific Basin companies of any size that Putnam Management believes have favorable investment potential. The fund may invest in both developed countries and emerging markets, although under normal circumstances the fund will focus on emerging markets. This means the fund invests primarily in equity securities of Asian or Pacific Basin companies other than Japanese, Australian or New Zealand companies, although the fund may invest in companies in those countries. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of Asian or Pacific Basin companies, other than Japanese, Australian or New Zealand companies. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible

Asia Pacific Equity Fund 35

for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosure s (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains

36 Asia Pacific Equity Fund

or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to gain exposure to securities.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Asia Pacific Equity Fund 37

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $36,992 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

38 Asia Pacific Equity Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$1,204,883	$289,750	$1,494,633

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $30,822 to its fiscal year ending April 30, 2017 late year ordinary losses ((i) ordinary losses recognized between January 1, 2016 and April 30, 2016, and (ii) specified ordinary and currency losses recognized between November 1, 2015 and April 30, 2016).

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, late year loss deferrals, foreign taxes paid on capital gains, realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $42,941 to decrease undistributed net investment income, $1,225 to increase paid-in capital and $41,716 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$767,481
Unrealized depreciation	(433,259)

Net unrealized appreciation	334,222
Capital loss carryforward	(1,494,633)
Late year ordinary loss deferral	(30,822)
Cost for federal income tax purposes	$7,204,729

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end funds, sponsored by Putnam Management (excluding net assets of funds that are invested in or invested in by other Putnam Funds to avoid double counting of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment

Asia Pacific Equity Fund 39

rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI All Country Asia ex Japan Index (ND) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.921% of the fund’s average net assets before a decrease of $3,395 (0.041% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through August 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $162,264 as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses.  Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice.  For the reporting period, Putnam Management voluntarily waived $108.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed

40 Asia Pacific Equity Fund

an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$13,191	Class R	103

Class B	435	Class Y	1,842

Class C	926	Total	$16,602

Class M	105

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $9 under the expense offset arrangements and by $2,653 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $6, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$16,482	Class M	392

Class B	2,178	Class R	268

Class C	4,634	Total	$23,954

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,439 and $41 from the sale of class A and class M shares, respectively, and received $29 and $36 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Asia Pacific Equity Fund 41

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$10,543,144	$10,963,950

U.S. government securities (Long-term)	—	—

Total	$10,543,144	$10,963,950

Written option transactions during the reporting period are summarized as follows:

Written option contract
	amounts	Written option premiums

Written options outstanding at the
beginning of the reporting period	$126,861	$51,414

Options opened	—	—
Options exercised	—	—
Options expired	(126,861)	(51,414)
Options closed	—	—

Written options outstanding at the
end of the reporting period	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 4/30/16		Year ended 4/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	58,754	$585,522	82,320	$902,827

Shares issued in connection with
reinvestment of distributions	1,895	18,113	742	7,731

	60,649	603,635	83,062	910,558

Shares repurchased	(91,704)	(872,080)	(87,153)	(930,981)

Net decrease	(31,055)	$(268,445)	(4,091)	$(20,423)

	Year ended 4/30/16		Year ended 4/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	4,076	$38,980	6,185	$66,609

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	4,076	38,980	6,185	66,609

Shares repurchased	(6,796)	(64,802)	(5,582)	(59,463)

Net increase (decrease)	(2,720)	$(25,822)	603	$7,146

42 Asia Pacific Equity Fund

	Year ended 4/30/16		Year ended 4/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	14,803	$149,051	22,990	$244,485

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	14,803	149,051	22,990	244,485

Shares repurchased	(17,425)	(155,478)	(16,309)	(171,530)

Net increase (decrease)	(2,622)	$(6,427)	6,681	$72,955

	Year ended 4/30/16		Year ended 4/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	855	$7,961	1,145	$12,272

Shares issued in connection with
reinvestment of distributions	13	122	—	—

	868	8,083	1,145	12,272

Shares repurchased	—	—	(415)	(4,363)

Net increase	868	$8,083	730	$7,909

	Year ended 4/30/16		Year ended 4/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	1,227	$12,276	3,665	$39,390

Shares issued in connection with
reinvestment of distributions	—	—	2	21

	1,227	12,276	3,667	39,411

Shares repurchased	(12,695)	(114,741)	(3,090)	(33,252)

Net increase (decrease)	(11,468)	$(102,465)	577	$6,159

	Year ended 4/30/16		Year ended 4/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	20,605	$207,743	84,221	$901,941

Shares issued in connection with
reinvestment of distributions	884	8,448	497	5,183

	21,489	216,191	84,718	907,124

Shares repurchased	(25,654)	(249,482)	(92,076)	(977,844)

Net decrease	(4,165)	$(33,291)	(7,358)	$(70,720)

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	410,659	62.7%	$3,798,596

Class R	520	57.8	4,805

Asia Pacific Equity Fund 43

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$323,549	$3,068,316	$3,112,560	$607	$279,305

Totals	$323,549	$3,068,316	$3,112,560	$607	$279,305

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$9,000

Written equity option contracts (contract amount) (Note 3)	$10,000

Forward currency contracts (contract amount)	$770,000

OTC total return swap contracts (notional)	$69,000

Warrants (number of warrants)	120,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

	Statement		Statement
Derivatives not accounted for	of assets and		of assets and
as hedging instruments under	liabilities		liabilities
ASC 815	location	Fair value	location	Fair value

Foreign exchange contracts	Receivables	$818	Payables	$37,810

	Investments,
Equity contracts	Receivables	336,077	Payables	—

Total		$336,895		$37,810

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$8,349	$—	$8,349

Equity contracts	(36,093)	(25,728)	—	(23,187)	(85,008)

Total	$(36,093)	$(25,728)	$8,349	$(23,187)	$(76,659)

44 Asia Pacific Equity Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(36,992)	$—	$(36,992)

Equity contracts	(63,751)	22,912	—	1,204	(39,635)

Total	$(63,751)	$22,912	$(36,992)	$1,204	$(76,627)

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N. A.	Total

Assets:

OTC Total return swap contracts*#	$—	$951	$—	$951

Forward currency contracts#	—	—	818	818

Total Assets	$—	$951	$818	$1,769

Liabilities:

OTC Total return swap contracts*#	—	—	—	—

Forward currency contracts#	32,806	—	5,004	37,810

Total Liabilities	$32,806	$—	$5,004	$37,810

Total Financial and Derivative Net Assets	$(32,806)	$951	$(4,186)	$(36,041)

Total collateral received (pledged)†##	$—	$—	$—

Net amount	$(32,806)	$951	$(4,186)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Asia Pacific Equity Fund 45

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $211,006, or $0.26 per share (for all classes of shares). Taxes paid to foreign countries were $20,381, or $0.02 per share (for all classes of shares).

For the reporting period, the fund hereby designates 96.16%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

46 Asia Pacific Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Asia Pacific Equity Fund 47

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of April 30, 2016, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48 Asia Pacific Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Asia Pacific Equity Fund 49

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

50 Asia Pacific Equity Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Asia Pacific Equity Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Asia Pacific Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Chief Compliance Officer
Management, LLC	Liaquat Ahamed
One Post Office Square	Ravi Akhoury	Michael J. Higgins
Boston, MA 02109	Barbara M. Baumann	Vice President, Treasurer,
	Robert J. Darretta	and Clerk
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Janet C. Smith
57–59 St James’s Street	Paul L. Joskow	Vice President,
London, England SW1A 1LD	Kenneth R. Leibler	Principal Accounting Officer,
	Robert E. Patterson	and Assistant Treasurer
Investment Sub-Advisor	George Putnam, III
The Putnam Advisory	Robert L. Reynolds	Susan G. Malloy
Company, LLC	W. Thomas Stephens	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	James P. Pappas
Marketing Services	President	Vice President
Putnam Retail Management
One Post Office Square	Jonathan S. Horwitz	Mark C. Trenchard
Boston, MA 02109	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Custodian	Compliance Liaison
State Street Bank		Nancy E. Florek
and Trust Company	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
Legal Counsel	Principal Financial Officer	Governance, Assistant Clerk,
Ropes & Gray LLP		and Associate Treasurer
Robert T. Burns
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
KPMG LLP

This report is for the information of shareholders of Putnam Asia Pacific Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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PERMIT NO. 600

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AN108
300662 6/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2016	$41,103	$ —	$3,700	$ —
April 30, 2015	$40,096	$ —	$3,610	$ —

For the fiscal years ended April 30, 2016 and April 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $3,700 and $3,610 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2016	$ —	$ —	$ —	$ —

April 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016